                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
                           Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):    February 26, 1999
                                                     -----------------------

                                  Oncor, Inc.
       --------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Maryland
       --------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


            0-16177                                   52-1310084
----------------------------------    -----------------------------------------
    (Commission File Number)             (I.R.S. Employer Identification No.)


            209 Perry Parkway, Gaithersburg, Maryland       20877
       --------------------------------------------------------------
          (Address of Principal Executive Offices)       (Zip Code)


                                 (301) 963-3500
       --------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                      N.A.
       --------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events
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1.       Joseph Shaya has been elected Acting President and Chief Executive
         Officer.

2.       See attached press release.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           Oncor, Inc.
                           --------------------------------------------
                           (Registrant)


                           By:    /s/ Joseph R. Shaya
                                  ----------------------------------
                           Name:  Joseph R. Shaya
                           Title: Acting President and Chief Executive
                                    Officer





Dated:  March 3, 1999
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                                 PRESS RELEASE

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FOR FURTHER INFORMATION CONTACT:                                    ONCOR, INC.
--------------------------------
Joseph R. Shaya                                               209 Perry Parkway
  Acting President and CEO                              Gaithersburg, MD  20877
                                                                 (301) 963-3500
                                                             Fax (301) 330-3940
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FOR IMMEDIATE RELEASE


       ONCOR, INC. FILES ORDER OF RELIEF IN THE UNITED STATES BANKRUPTCY
                       COURT FOR THE DISTRICT OF DELAWARE


GAITHERSBURG, MARYLAND -- FEBRUARY 26, 1999 . . . ONCOR, INC. announced that the Company and its wholly-owned subsidiary, Codon Pharmaceuticals, Inc., filed voluntary petitions for relief under Chapter 11 of the United States Code today in the United States Bankruptcy Court for the District of Delaware. The Company intends to reorganize its financial affairs.

Oncor and Codon, both based in Gaithersburg, Maryland, are engaged in the development of genetic testing systems for the detection and management of significant life-threatening cancers and the development of genetic therapies, including gene-repair compounds.

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